                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2001
                                                          ---------------


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


            DELAWARE              33-72806, 33-94784            33-0592719
            --------              ------------------            ----------
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE        (I.R.S. EMPLOYER
           OF INCORPORATION)           NUMBERS)          IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500

Item 5.  OTHER EVENTS

                  Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the March 15, 2001 Distribution Date for the Collection Period ending February 28, 2001. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.












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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                  (Registrant)


Dated:  March 15, 2001                         By:    Russell Jura
        --------------                            ----------------------------
                                               Name: Russell Jura
                                               Title:   Assistant Secretary











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



                                INDEX TO EXHIBITS




        EXHIBIT                                                   METHOD OF
        NUMBER              EXHIBIT                                 FILING
        -------             -------                               ---------
          5.1        Monthly Servicer's Certificate with       Filed Herewith
                     respect to the March 15, 2001
                     Distribution Date for the Collection
                     Period ending February 28, 2001.








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